Corporate Overview January 11, 2016 Brian M. Culley, Chief Executive Officer Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements about our business prospects, financial position, and development of vepoloxamer and AIR001 for therapeutic use in humans. Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict.  Actual events or performance may differ materially from our expectations indicated by these forward-looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to repay outstanding debt as payments come due; our ability to establish and protect proprietary rights related to our product candidates; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our quarterly reports on Form 10-Q filed with the SEC on August 12, 2015 and November 12, 2015. We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law.

Preclinical Phase 1 2a 2b Phase 3 Heart Failure (HFpEF) (Two studies) Preclinical Phase 1 Phase 2 Phase 3 Sickle Cell Disease Chronic Heart Failure Ischemic Stroke Vepoloxamer AIR001 Product Candidate Pipeline

Vepoloxamer: A Novel Proprietary Biophysical Agent Corrects imbalances in surface tension, an underlying feature of multiple diseases Biophysical mechanism of action offers lower development risk Targets damaged tissue; little or no activity in healthy tissue Not metabolized; no active metabolites to track, no difference in fast vs slow metabolizers, less susceptible to drug-drug interactions Less susceptible to genetic variation; independent of receptors, etc.

Pathologies and Conditions Related to Imbalances in Surface Tension Sickle Cell Disease Heart Failure Ischemic Stroke Other Diseases Surface Tension Pathologies Elevated blood viscosity Cellular aggregation Cellular adhesion Loss of membrane barrier function / repair capacity Dysfunctional coagulation

Development of Vepoloxamer in Sickle Cell Disease Objective: Improve blood flow to prevent ischemic injury and shorten the duration of crisis Phase 3 (“EPIC”) Study Ongoing

Vepoloxamer in Sickle Cell Disease (SCD) The underlying pathology in vaso-occlusive crisis (VOC) is diminished blood flow Vepoloxamer improves blood flow by addressing multiple pathological mechanisms: Adhesion Hemolysis Aggregation Viscosity Objective of treatment with vepoloxamer: Improve blood flow to prevent ischemic injury and shorten the duration of crisis

Vepoloxamer Improved Blood Flow in Sickle Cell Patients Source: J. Investig. Med. 2004;52(6):402-6 Vepoloxamer Placebo Before Infusion (Crisis Baseline) Velocity (mm/sec) 0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2-Hours After Loading 7-Hours After Loading Double blind assessment of red cell velocity (mm/s) measured by video microscopy in nine sickle cell patients with vaso-occlusive crisis (p = .00003) Vepoloxamer improved microvascular blood flow in sickle cell disease patients during vaso-occlusive crisis (prior Phase 3 sub-study)

Vepoloxamer Development History Over 100 nonclinical studies completed Phase 2 SCD – statistically significant shorter crisis and less opioid use Phase 2 ACS* - approx. 50% shorter hospitalization stay vs. historical control Phase 3 SCD – shorter duration of crisis (p-value = 0.07) Lessons learned from clinical history and applied to Mast’s Phase 3 study “EPIC” Vepoloxamer has activity in SCD Study design is key to success (prior endpoint poorly designed) Key FDA feedback: Utilize a clinically meaningful endpoint Use as objective an endpoint as possible Avoid use of pain scores due to variability Provide a plan to minimize data loss (*Acute chest syndrome, a serious complication of sickle cell crisis)

The EPIC Study Evaluation of Purified Poloxamer 188 In Vaso-Occlusive Crisis Double-Blind, Placebo-Controlled, Multicenter 388 patients, randomized to standard of care +/- vepoloxamer Primary Endpoint Duration of crisis from time of randomization to last dose of parenteral opioid Secondary Endpoints Re-hospitalization for VOC within 14 days Occurrence of acute chest syndrome within 120 hours of randomization Other Assessments Safety Duration of hospitalization Biomarkers Opioid requirements Sub-study outcomes

EPIC Study: Primary Endpoint Duration of vaso-occlusive crisis Definition: time from randomization to last dose of parenteral opioid Advantages: Aligns with FDA recommendations Sensitive and specific data collection Objective Minimal data loss Medical expert support Clinically meaningful

EPIC Study: Demographic Characteristics (As of December 31, 2015) Age Average = 15 years Range = 4 to 46 years Patients over 18 = 29% Use of Hydroxyurea (HU) = 62% U.S. patients > 50% More than 80% of all sites have enrolled at least one patient Why are these demographics encouraging? In the prior study, patients under the age of 16 had a benefit of 22 hours (p=.01) and those on HU had a benefit of 16 hours (p = .02).

EPIC Study: Safety DSMB Evaluations Independent, unblinded DSMB (4 clinicians and 1 statistician) Meetings at 25, 58, 145 and 250 patients DSMB meeting held at 250 patients No unexpected safety signals identified DSMB members deemed no additional meetings were necessary

EPIC Study: Summary >90% enrolled; enrollment completion anticipated Feb 2016 Top-line data anticipated Q2 2016 Safety assumptions as predicted Age consistent with expectations Hydroxyurea use higher than expected At 250 patients, study performance consistent with statistical assumptions in study design (patient #s, avg. duration of crisis, coefficient of variation) Minimal regional variability

Vepoloxamer in SCD: Regulatory Considerations Significant unmet need –no disease-modifying therapy for ongoing VOC Support among medical / advocacy / patient communities Orphan Drug Designation Fast Track Designation SCD is part of FDA “Patient-Focused Drug Development Initiative” Healthcare disparity concerns NDA-supportive clinical studies: Thorough QT study - complete Repeat-administration study - enrolling Special populations study - enrolling

Vepoloxamer in SCD: Key Regulatory Activities 2017 2016 Draft EU PIP EU Health Authority Meetings EPIC Top Line Data Pre-NDA Meeting NDA Review FDA Advisory Comm Meeting EMA MAA Submission US Launch NDA Preparation U.S. E.U. Submit NDA (rolling)

SCD: A Lifetime of Complications Source: Martin H. Steinberg, M.D., Management of Sickle Cell Disease, New Eng J Med; 1999; Vol 340, No 13 Infant Adolescent Transition Childhood Young Adult Mature Adult Adult Senior Diagnosis (at birth) Daily penicillin prophylaxis (through age 5) Transfusions may begin for cerebral infarction (stroke) Acute Chest Syndrome (common complication of VOC) Splenectomy (usually before age 8) Patient may have early signs of renal disease Multiple hospitalizations for VOC per year Avascular necrosis may start to occur as a result of ischemia Annual eye exams recommended for retinopathy, hemorrhages, and retinal detachments Multiple organ damage and failure Premature death Chronic pain Priapism and pregnancy complications Pulmonary hypertension Leg ulcers Cholelithiasis (gallstones) “Sickle cell disease is a chronic disease that is punctuated by acute events and that shortens life.” Acute papillary necrosis of the kidneys

Vaso-Occlusive Crisis is the Hallmark of SCD 80-100k hospitalizations annually in the U.S. Current treatment is palliative Consisting of hydration and IV opioids Does not treat underlying pathophysiology of the disease No VOC interventional therapy available Hospitalized on average for approximately 4-5 days 40% of patients will have acute chest syndrome complication 12-41% are re-hospitalized within 30 days of hospital discharge Shorter life expectancy due to ischemic injury (~45y) Sources: Life-expectancy: Hassell, K. Am J Prev Med 2010; 38(4S): S512-521; Utilization data calculated from data in Brousseau, D., et al., Acute Care Utilization and Rehospitalizations for Sickle Cell Disease JAMA Apr 7 2010 and HCUP 2010-2012; SCD prevalent pop: Brousseau DC, Panepinto JA, Nimmer M, Hoffmann RG. The number of people with sickle-cell disease in the United States: national and state estimates. Am J Hematol 2010;85:77-8; Steinberg, M.H., Management of Sickle Cell Disease, New Eng J Med; 1999; Vol 340, No 13; Platt, et al., Mortality in Sickle Cell Disease (N Engl J Med 1994;330:1639-44)

Market Research: Expected Features and Potential Benefits Align with Unmet Needs for VOC Treatment Source: RDS Consulting Group Research Report, 2015

Market Research: Physicians Report a High Percent of Patients to be Treated with Vepoloxamer at Peak MDs expect quick uptake and time to peak (~6 months) Source: RDS Consulting Group Research Report, 2015, n=30

Development Landscape in SCD Stage VOC Intervention VOC Reduction SCD Corrective Treatment Marketed Hydroxyurea BMT Phase 3 vepoloxamer rivipansel L-Glutamine Phase 2 Aes-103 SANGUINATE Sevuparin SelG1 Phase 1 GBT440 NiCord NKTT120 PF-04447943 SCD-101 LentiGlobin Vepoloxamer has the potential to be the first and only treatment to reduce the duration of an ongoing VOC

Concentration of SCD Treatment in the U.S. Offers an Attractive Commercial Opportunity ~50% of SCD patients in the U.S. are treated in the top 16 metropolitan areas Top four metropolitan areas account for 24% of the market <200 hospitals in the U.S. serve the majority of SCD patients Target audience: Hematologist, hospitalist, other physicians who routinely care for SCD Effective field promotion with small hospital sales force (~30) Sources: Hassell KL. Population estimates of sickle cell disease in the U.S. Am J Prev Med 2010;38(4 Suppl):S512-21; Data on file, Mast Therapeutics 2015

U.S. Sickle Cell Disease Hospital Payer Mix Inpatient prospective payment system (IPPS) Patients with public insurance have minimal share of costs Medicaid plans may seek additional funding via CHIP, per diem rates, or modified FFS rates Vepoloxamer expected to meet criteria for additional Medicare payment (NTAP) Source: ADVI analysis, 2015

Significant Potential Outside the U.S. Over 12 million patients worldwide Europe Approximately 40,000 patients 54% reside in two countries: UK and France Most patients concentrated in large metro areas: Paris and London MENA Over 850,000 with SCD Many treatment centers provide care on par with standard of the U.S. and E.U. Sources: Hassell KL. Population estimates of sickle cell disease in the U.S. Am J Prev Med 2010;38(4 Suppl):S512-21; Data on file, Mast Therapeutics 2015; VOI Consulting analysis, 2015

Vepoloxamer Positioned for Success in SCD Novel therapy for a genetic disease with high unmet needs Unique and relevant mechanism of action No approved disease-modifying therapies available for VOC intervention Significant first-to-market advantage in multiple territories Clinical development >2 years ahead of other SCD programs Orphan Drug Designation in U.S. and E.U. Expansion opportunity Planning E.U. launch Partner MENA region and ROW Concentrated market 50% of U.S. SCD patients live in 16 metropolitan areas 96% of SCD patients in the U.S. have insurance coverage Research supports rapid adoption & significant market penetration Ranked 4.4 out of 5 as a “breakthrough medical innovation” by pharmacy directors at key SCD institutions KOLs and community physicians express high intent to use

Development of Vepoloxamer in Heart Failure Objective: Restore Membrane Integrity To Improve Cardiac Performance Phase 2 Study Ongoing

Development Rationale in Heart Failure Elevated wall tension in dilated (failing) heart impairs normal membrane repair process Permeabilized membranes allow unregulated calcium influx and cardiac troponin leak Vepoloxamer reduces surface tension, facilitating membrane repair and inhibiting unregulated calcium entry Effect of poloxamer 188* on cell surface tension (bead displacement). Cells treated with 1.0 mg/mL poloxamer 188 had significantly reduced membrane tension. n = 15 n = 7 *Vepoloxamer is purified poloxamer 188.

Heart Failure Model – Functional Improvement (single administration) 2 Hours Post 24 Hours Post 1 Week Post 2 Weeks Post * p < 0.05 vs. Control * * * * * * * * * * Vepoloxamer elicited improvements in LV systolic and diastolic function that lasted for at least one week Study conducted by: Hani N. Sabbah, Henry Ford Health System

Heart Failure Model – Biomarkers (single administration) * * * * * * * * * p < 0.05 vs. Control Troponin data suggests vepoloxamer can preserve cardiomyocytes by limiting calcium entry into the cell. Functional improvements supported by significant reductions of NT-proBNP for up to 2 weeks. 2 Hours Post 24 Hours Post 1 Week Post 2 Weeks Post Study conducted by: Hani N. Sabbah, Henry Ford Health System

Heart Failure Phase 2 Study Design Randomized, double-blind, placebo-controlled, multi-center Phase 2 study in chronic heart failure initiated Q4 2015 N=150 patients, 3 dose arms, single dose (3-hour IV administration) Efficacy assessments: Cardiac function Biomarkers Study is testing a new formulation of vepoloxamer designed to be more suitable for a heart failure patient population Patent applications filed on new vepoloxamer formulation and methods of use in heart failure

Development of Vepoloxamer in Ischemic Stroke Objective: Accelerate time to reperfusion and reduce reperfusion injury Phase 2a Ready

Vepoloxamer in Ischemic Stroke In stroke, restoring blood flow is critical (“time is tissue”) Vepoloxamer improves blood flow as a stand-alone agent In combination with a thrombolytic, vepoloxamer shortens time to thrombolysis by up to 40% Seals and protects ischemia-injured tissue Neuronal tissue Blood brain barrier integrity tPA alone tPA + Vepoloxamer

Vepoloxamer Alone or with tPA Improves Outcomes in Experimental Stroke Models Two hour occlusion of MCA with silicon coated nylon suture Only 27% of control mice survived vs. 52% of mice treated with poloxamer 188* (n=51) PLOS ONE 2013 (8) 4: e61641 * Vepoloxamer is purified poloxamer 188

Vepoloxamer Data Announcements Following Acquisition by MAST Sickle Cell Disease Heart Failure / Stroke April 2013 7th Annual SCD Research & Educational Symposium MST-188 reduced aggregation of both older and younger RBC, with a greater effect on older RBC (nonclinical) July 2013 Positive results in QT/QTc clinical study (primary endpoint met)  Jan 2014 Positive data with single dose of MST-188 in nonclinical model of chronic heart failure (statistically significant improvement in key parameters of heart function)  Feb 2014 Additional positive data in nonclinical chronic heart failure model April 2014 8th Annual SCD Research & Educational Symposium MST-188 decreased inflammation/ aggregation (nonclinical) 2014 ASH MST-188 microparticle antagonism data findings presented (nonclinical) Nov 2014 2014 American Heart Association Scientific Sessions MST-188 nonclinical heart failure study biomarker data Feb 2015 2015 International Stroke Conference MST-188 showed improvements in neurologic function and reduced tissue loss (nonclinical) March 2015 Nonclinical results reproduced earlier findings in advanced heart failure and demonstrated prolonged treatment effect April 2014 – 9th Annual SCD Research & Educational Symposium MST-188 showed improvement in fragility, hemolysis, and adhesion in SCD RBCs (nonclinical) Sept 2015 19th Annual Scientific Meeting of the Heart Failure Society of America (HFSA) MST-188 showed reduction in calcium-mediated cardiomyocyte dysfunction and death (nonclinical) Nov 2015 2014 American Heart Association Scientific Sessions MST-188 showed improvements in LV systolic function (nonclinical) 2015 ASH 3 MST-188 nonclinical studies : (1) anti-adhesive effects on RBCs and protective effects on membranes/platelets, (2) reductions in adherent sickle RBCs to immobilized VCAM and hemolysis, and (3) preserved platelet function under extended storage conditions 2013 2014 2015

Vepoloxamer Market Exclusivity Form of Protection Indication Status Orphan Drug Designation (Market Exclusivity) SCD Granted (US/EU) Patents – Composition of matter SCD, HF, IS Filed, pending w/w Patents – New formulation HF Provisional filed Patents – Methods of use SCD, HF, IS Filed, pending w/w Data Exclusivity SCD, HF, IS Eligible (US/EU) Trade Secret & Know-How SCD, HF, IS Varies SCD = sickle cell disease HF = heart failure IS = ischemic stroke

Development of AIR001 in Heart Failure Objective: Improve exercise tolerance and hemodynamics in HFpEF patients Phase 2a Studies Ongoing

AIR001 Overview AIR001 is nitrite* for intermittent inhalation Delivered via a proprietary handheld nebulizer Activity includes dilation of blood vessels and reduced inflammation Hemodynamic benefits include reductions in: Pulmonary capillary wedge pressure Right atrial pressure Mean pulmonary arterial pressure Safety data available in 124 subjects (well-tolerated) including exposures beyond 52 weeks Activity (mechanism) not limited to role as a nitric oxide donor as nitrite has direct mitochondrial oxygen sparing activity * Note: Nitrite is a different molecule and has separate activity compared to organonitrates or nitric oxide.

AIR001 Clinical Data Three Phase 1 studies Established Maximum Tolerated Dose (MTD) Acute improvements in hypoxia-induced pulmonary hypertension No drug-drug interaction with sildenafil One Phase 2 study Well-tolerated; no treatment-related serious adverse events Improvements seen in median pulmonary vascular resistance (PVR) and median distances in 6-minute walk test Methemoglobin levels remained normal (<1.5%)

AIR001 Clinical Development Heart Failure with Preserved Ejection Fraction (HFpEF) Responsible for ~50% of heart failure hospitalizations 80% develop pulmonary hypertension No approved medications Supporting two institutional-sponsored Phase 2a studies to: Evaluate acute effects versus placebo on submaximal oxygen consumption and exercise hemodynamics Evaluate hemodynamic effects of AIR001 Initial observations from ongoing Phase 2a studies are encouraging Top-line data from first of two Phase 2a studies in HFpEF anticipated Jan 2016 (enrollment completed Dec 2015)

MSTX Financial Overview Cash/investments at 12/31/2015: ~$41M Market capitalization: $70 million* Shares outstanding: ~ 164 million* Average daily volume (3 mo.): ~ 1.1 million * As of January 6, 2016

Management Team and Board of Directors Management Team Board of Directors Brian Culley, CEO Immusol, UC San Diego, Neurocrine, Scripps Research Inst. Ed Parsley, CMO Aires, Pfizer, CLS, Encysive, U. Texas Medical Brandi Roberts, CFO Alphatec, Artes, Stratagene, Pfizer, PWC Martin Emanuele, SVP Development DaVita, SynthRx, Kemia, Avanir, DuPont Greg Gorgas, SVP Commercial Theragence, Biogen Idec, Chiron, Cetus, Upjohn Co. Mark Longer, VP Regulatory AstraZeneca, Amylin, Pfizer NEW – Matthew Pauls, CEO StrongBridge Biopharma NEW – Peter Greenleaf, CEO Sucampo Pharmaceuticals Lew Shuster, CEO Shuster Capital Howard Dittrich, EIR, CMO Frazier Healthcare Partners David Ramsay, CFO (ret.) Halozyme

Mast Therapeutics: Key Takeaways Vepoloxamer has the potential to be a first-in-class disease-modifying therapy for SCD EPIC average age is 15, majority of patients are from U.S., and hydroxyurea use is >60% Blinded analysis suggests EPIC actual performance is consistent with statistical assumptions in study design No unexpected safety signals after 250 patients and no further DSMB meetings needed Concentration of patients in the U.S. and E.U. provides an attractive market opportunity Vepoloxamer has potential in serious vascular diseases, such as heart failure and stroke Encouraging observations in ongoing AIR001 studies support further development in HFpEF

Investment Highlights Anticipated milestones in 1H 2016 Top-line results from first of two ongoing AIR001 Phase 2a studies Completion of enrollment in EPIC study Q4 & FYE 2015 financial results & update EPIC study final patient’s 30-day observation period & follow-up Q1 2016 financial results & update Preliminary results from initial cohort in second AIR001 Phase 2a study Completion of enrollment in vepoloxamer Phase 1 special population PK study Top-line results from EPIC study